R E D W O O D T R U S T . C O M Q3 2024 Redwood Review October 30, 2024 Exhibit 99.3

2 This presentation contains forward-looking statements, including statements regarding our 2024 forward outlook and key drivers to increase earnings and book value, current target returns related to capital deployment opportunities, estimates of upside and potential earnings in our investment portfolio from embedded discounts to par value on securities, and our expectations of increased residential consumer loan acquisition volume and positioning for growth at our Residential Investor platform. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, opportunities, or intentions. These forward- looking statements are subject to risks and uncertainties, including, among other things, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the Securities and Exchange Commission, including Current Reports on Form 8-K. Additionally, this presentation contains estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those referred to above, that could cause results to differ materially from those expressed in these publications and reports. Cautionary Statement; Forward-Looking Statements

3 Detailed Endnotes are included at the end of this presentation. Market Outlook Promotes Our Value Proposition RWT Horizons® and Aspire platforms are poised to provide transformational solutions in housing finance Capital-light strategy accelerated by private credit’s demand for our products Evolution of capital structure has freed up additional capital for accretive deployment Investment Portfolio and Mortgage Banking are positioned for significant upside into an evolving rate cycle Demonstrated ability to capture market share amidst a changing regulatory environment

Redwood is a Full Spectrum Residential Housing Finance Platform

REDWOOD TRUST

Redwood provides liquidity across the entire single-family residential market

	RESIDENTIAL INVESTMENT PORTFOLIO		RESIDENTIAL MORTGAGE BANKING PLATFORMS		
	Investments & Securities		Consumer	Investor	
Strategy / Overview	Includes assets organically created through mortgage banking activities and investments sourced through partnerships and third parties		Market leading non-Agency correspondent platform serving 200+ bank and non-bank originators	Leading direct life-cycle lender to housing investors	
Products*	**Organically Created** Residential consumer RMBS, Residential Investor Loans and HEI	**Third-Party Purchased** RPL, HEI, Multifamily Securities	Prime Jumbo, Expanded Prime, Alternative Document, HEI, CES and ARM	**Term** Single-Family Rental ("SFR"), Multifamily, Debt Service Coverage Ratio ("DSCR")	**Bridge** Single-Family Renovate / Build for Rent ("BFR"), Single Asset Bridge ("SAB"), Multifamily
Target Returns(1)	15-20%	12-18%	15-20%+		

Detailed Endnotes are included at the end of this presentation.

*RPL refers to reperforming loans. HEI refers to home equity investments. CES refers to closed-end second lien mortgages. ARM refers to adjustable-rate mortgages. RMBS refers to residential mortgage-backed securities.

4

5 Detailed Endnotes are included at the end of this presentation. Earnings Available for Distribution (“EAD”) and EAD Return on Equity (“EAD ROE”) are non-GAAP measures. See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics. Note that percentages may not foot due to rounding. Third Quarter 2024 Financial Performance Recourse Leverage Ratio(6) Q3’24 Total Economic Return: +2.1%(2) 8.8% Indicative Dividend Yield as of September 30, 2024(3) GAAP ROE Non-GAAP EAD ROE(5) GAAP EPS (Diluted) Non-GAAP EAD Per Share(1) (Basic) Earnings Per Share GAAP Book Value Per Share Common Dividend Capital Allocation(4) Return on Equity Financing & Capital 26% Mortgage Banking Unrestricted Cash ($mm) $1.5 billion of allocated capital 74% Investment Portfolio $8.73 $8.74 Q2'24 Q3'24 $0.13 $0.18 Q2'24 Q3'24 $276 $254 Q2'24 Q3'24 $0.10 $0.09 Q2'24 Q3'24 Single- Family Investment Portfolio 60% Multifamily Investment Portfolio 14% Residential Consumer MB 19% Residential Investor MB 6% 2.1x 2.5x Q2'24 Q3'24 $0.16 $0.17 Q2'24 Q3'24 6.5% 8.7% Q2'24 Q3'24 4.8% 4.5% Q2'24 Q3'24

6Detailed Endnotes are included at the end of this presentation. Third Quarter 2024 Business Performance Financing & Capital • At September 30, 2024: – Unrestricted cash and cash equivalents of $254 million – Unencumbered assets of approximately $300 million • Repaid July 2024 convertible debt maturity with cash on hand • Closed two non-marginable financing transactions backed by SEMT® and CAFL® collateral, unlocking capital for redeployment Residential Consumer Mortgage Banking • $2.2 billion of lock volume(1) – Refinance volume increased to 27% of flow lock volume, up from 12% in Q2’24 – Fixed-rate bulk volume from banks increased 1.8x from Q2’24 – Lock volume composition: 49% bulk / 51% flow • Distributed $1.5 billion of jumbo collateral through three SEMT securitizations Residential Investor Mortgage Banking • $458 million of loan fundings (flat QoQ) - 65% bridge / 35% term – Bridge fundings were up 24% QoQ, driven by another record quarter in single- asset bridge (“SAB”) fundings • Distributed $288 million of loans through whole loan sales and sales to JVs Investment Portfolio • Deployed approximately $157 million of capital into internally sourced and third-party investments, the largest quarter for capital deployment since Q3’22 Q4’24 QTD Activity(2) • Distributed $1.5 billion of Residential Consumer loans through securitizations and whole loan sales(3) • Distributed over $250 million of Residential Investor loans through whole loan sales and sales to JVs(3) • Launched an expanded set of ARM guidelines within Residential Consumer • Completed an opportunistic $40 million reopening of our 7.75% convertible notes due 2027, effectively extending the maturity of our convertible debt outstanding

7 *EAD and EAD ROC is a non-GAAP measures. See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics. Detailed Endnotes are included at the end of this presentation. Year-to-Date Financial and Operating Performance Financial and operating performance reflects ongoing strength of execution Mortgage Banking Volumes ($bn) Earnings Per Share Capital Deployed ($mm) $1.3 $1.2 YTD'23 YTD'24 $2.3 $6.7 YTD'23 YTD'24 Residential Consumer (Locks)(1) Residential Investor (Fundings) $(0.27) $0.40 YTD'23 YTD'24 GAAP Earnings Non-GAAP EAD* $0.33 $0.39 YTD'23 YTD'24 $259 $444 YTD'23 YTD'24 Mortgage Banking Return on Capital Residential Consumer Residential Investor -6.3% 1.6%2.3% 14.8% YTD'23 YTD'24 GAAP ROC Non-GAAP EAD ROC* 10.3% 21.9% 9.1% 21.9% YTD'23 YTD'24

Ongoing Balance Sheet Management…

REDWOOD TRUST

Our recent activities have led to organic capital creation, reduction in corporate debt and strengthening of the overall balance sheet

Reduction in Outstanding Convertible Debt

Ratio of Convertible Debt to Equity



65%
30%
Q4'22
Q3'24

Recent Financing Highlights

RFT 2024-1 & RFT 2024-2

Q3'24 non-marginable financing transactions backed by subordinate and interest-only SEMT ® securities and CAFL ® securities, unlocking capital for redeployment

$1.7bn

New or renewed financing capacity in Q3'24

78%

Reduction since YE'23 in debt maturing through YE'26[(1)]

$40mm

Opportunistic re-opening of 2027 convertible debt maturity, effectively extending the maturity of our convertible debt outstanding[(1)]

Detailed Endnotes are included at the end of this presentation.

8

9 Detailed Endnotes are included at the end of this presentation. …has Resulted in Accretive Capital Deployment We have been active deploying capital in 2024 and see continued opportunities for accretive investment Summary of Capital Deployment Residential Investor 24% Residential Consumer 26% Third- Party 41% Debt Repurchase 9% $444 mm Third-Party Investments Organic Investments 12 – 18% Target Returns(1) 15 – 20% Target Returns(1) Investments created and underwritten by Redwood’s mortgage banking platforms Investments in accretive third- party opportunities that align with our long-term thesis on the strength in housing credit 50% of YTD deployment to purchase assets organically created by our mortgage banking platforms Focus on Short Duration Investments with Attractive Return Profiles YTD’24 Capital Deployed as of 09/30/24 Our capital deployment has target returns(1) between 12% – 20%

Realizing Embedded Value Within Our Investment Portfolio

REDWOOD TRUST

We expect GAAP earnings and book value to benefit from lower interest rates and a steeper yield curve, through improved investment portfolio valuations and recognized gains in our net discount(1)

- Potential book value recovery supported by:
  - Continued strong credit performance in underlying portfolio
  - Firming of risk sentiment
  - Return to more normalized prepayment speeds
- We hold call rights on 97% of the assets that comprise the $2.09(1) per share net discount
  - Call rights give us the option to unlock premium values on underlying loan pools through sale or resecuritization

Portfolio Net Discount by Security Type(1)

As of 9/30/24, the weighted average carrying value of our securities portfolio was 70% of face value(2)



Third-Party Securities 1%
CAFL Securities 33%
$2.09
Per Share
RPL Securities 58%
Sequoia Securities 8%

Portfolio Net Discount Change Since YE'21(1)

We estimate that 40% of the total net discount in our Investment Portfolio at 9/30/24 was created by the Fed's tightening cycle between 2022 and 2023



Figures Per Share
$1.24
$0.84
$2.09
Q4'21 Net Discount
Change Since Q4'21
Q3'24 Net Discount

Detailed Endnotes are included at the end of this presentation.

10

11 Detailed Endnotes are included at the end of this presentation. Refinance Activity to Grow Should Rates Decline Resurgence in refinance activity could provide a tailwind to higher Residential Consumer volumes <1% of Mortgages In-the-Money 10% of Mortgages <100Bps Out-of-the-Money 13% of Mortgages 100-200Bps Out-of-the-Money 77% of Existing Agency Mortgages 200Bps+ Out-of-the-Money Outstanding Mortgages by Mortgage Rate(1) Residential Consumer Outlook(2) Redwood’s Refinance Activity(3) 27% 17% 16% 12% 27% FY'22 FY'23 Q1'24 Q2'24 Q3'24 ✓ We expect Residential Consumer volume to continue to pick up, spurred by: ✓ Growing housing transaction activity ✓ Deepening market share with our seller network (IMB and bank) ✓ Recent vintage loans moving into the money for refinancing ✓ We also see opportunities for more seasoned loan pools to come for sale as banks look to reduce balance sheet exposure Refinance activity in Q3’24 was the highest since Q1’22 $0 $186 $1,743 $1,460 $902 $658 $499 $384 $411 $514 $482 $287 $77 $14 $1 $0 $0 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 O u ts ta n d in g M o rt g a g e s ( $ b n ) MBS Coupon %

12 50 70 90 110 130 150 170 190 210 230 2000-24 Avg. 0 2 4 6 8 10 12 14 16 Jan '15 Jul '16 Jan '18 Jul '19 Jan '21 Jul '22 Jan '24 Net MF completions (mn, vs. 2015) Net SF completions (mn, vs. 2015) Net households (mn, vs. 2015) Net homeowner households (mn, vs. 2015) Detailed Endnotes are included at the end of this presentation. Growing Need for Alternative Non-Agency Products A combination of low housing inventory, high home equity and growing demand for products outside Agency mandates drives support for our non-Agency strategies Undersupply of Housing(2)Low Housing Affordability(1) Number of Self-Employed Borrowers is On the Rise(4) U n it s m m Undersupply of 3mm to 4mm units 14.55 16.29 12.00 14.00 16.00 18.00 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 S e lf -E m p lo y e d A m e ri c a n s ( m m ) The percentage of self-employed borrowers has increased by 12% since 2013 Home Equity Remains at All Time Highs(3) T ri lli o n ~$32 Trillion of Home Equity $5 $10 $15 $20 $25 $30 $35 1 Q 1 1 3 Q 1 1 1 Q 1 2 3 Q 1 2 1 Q 1 3 3 Q 1 3 1 Q 1 4 3 Q 1 4 1 Q 1 5 3 Q 1 5 1 Q 1 6 3 Q 1 6 1 Q 1 7 3 Q 1 7 1 Q 1 8 3 Q 1 8 1 Q 1 9 3 Q 1 9 1 Q 2 0 3 Q 2 0 1 Q 2 1 3 Q 2 1 1 Q 2 2 3 Q 2 2 1 Q 2 3 3 Q 2 3 1 Q 2 4 3 Q 2 4 Affordability remains near its historic lows

13 Operating Businesses & Investment Portfolio

Residential Consumer Mortgage Banking

REDWOOD RESIDENTIAL | REDWOOD TRUST

In addition to ongoing market share growth, we see additional opportunities to support banks with their balance sheet solutions

Q3’24 Quarterly Overview

- Q3’24 GAAP return on capital of 30%, compared to 16% in Q2’24
- $2.2 billion of locked loans[1] as we saw continued progress with new and existing sellers
    - 51% flow / 49% bulk
    - Refinance volumes increased to 27% of total flow lock volume (compared to just 12% in Q2’24)[2]
    - Fixed-rate bulk volumes from banks increased 1.8x from Q2’24
- Achieved gross margins of 204bps during the quarter, well above our historical target range of 75bps to 100bps
- Elevated distribution in Q4’24 with $1.5 billion of activity between securitizations and whole loan sales[3]

Bulk vs Flow Quarterly Volumes



$ billions
$1.5
$0.9
$0.6
Q3'23
$1.2
$0.8
$0.3
Q4'23
$1.7
$1.1
$0.6
Q1'24
$2.7
$1.3
$1.3
Q2'24
$2.2
$1.1
$1.1
Q3'24
Bulk
Flow

Lock volume remained balanced between bulk and flow purchases in *Q3’24*

Lock Volume by Product Type



<1%
99%
FY'23
8%
92%
YTD'24
Fixed-Rate Jumbo
Hybrid ARM

October ’24
Hybrid ARM Activity[3]

- ✓ Issued our first hybrid ARM securitization since 2010
- ✓ Re-launched updated underwriting guides to seller network
- ✓ Hybrid ARMs represent 10% of total October 2024 lock activity

We expect hybrid ARM volumes to continue to increase in the coming quarters

14

Detailed Endnotes are included at the end of this presentation. Note numbers may not foot due to rounding.

15 3% 5% Long Term Average FY'23 1H'24 Residential Consumer Positioning Detailed Endnotes are included at the end of this presentation. Estimated $1.3 trillion of jumbo loans on bank balance sheets, some of which we believe could come for sale as rates decline Additional Seller Activity & Purchases of Seasoned Collateral from Banks Market & Wallet Share Growth(2) 56% Added New Bank Loan Seller Partners $ B ill io n s 93 of our Loan Sellers are Banks New or Re-Established Banking Partnerships Since Q2’23 Improvement in Capital Efficiency Product and Channel Expansion ✓ ARM ✓ Non-QM Leading Distributor of Jumbo Loans #1 Non-Bank Issuer of Jumbo Securitizations in 2024(1) 2024 & BEYOND 2023 & TODAY $800 $1,000 $1,200 $1,400 '18 '19 '20 '21 '22 '23 '24 B ill io ns 2.0% - 3.0% Days on Balance Sheet(3) Holdings of Jumbo Loans by Bank Portfolios (2) 62 38 YE'23 Q3'24 ✓ CES Lien ✓ HEI 39% Improvement 60%+ of the Top 50 jumbo loan originators have a relationship with Redwood(3)

Residential Investor Mortgage Banking

COREVEST A DIVISION OF REDWOOD TRUST

REDWOOD TRUST

We have seen ongoing growth of our products, particularly SAB, with line of sight into greater term production

Q3'24 Quarterly Overview

- Delivered a GAAP return on capital of 45% and a Non-GAAP EAD return on capital of 58%* on $50 million of capital
  - Segment profitability improved QoQ driven by elevated volumes and operating efficiencies
- $458 million of total loan fundings (65% bridge / 35% term), effectively flat QoQ
  - 24% QoQ increase in bridge volumes, driven by record fundings of single asset bridge ("SAB") loans
  - Term loan production declined as many borrowers were impacted by interest rate volatility and investors awaiting clarity from the September FOMC decision
    - 18% of Q3'24 term fundings were associated with refinancing of a CoreVest bridge loan
- Distributed $288 million of loans through whole loan sales and sales to JVs and an additional $63 million to existing bridge loan securitizations
- Q4'24 pipeline continues to grow across products[1]

Composition of Q3'24 Quarterly Fundings[2]



Term (35%)
Bridge (65%)
Multifamily 9%
Renovate / Build to Rent 26%
Term 35%
$458mm
SAB 31%

Quarterly Funded Volume ($mm)



$411
$305
$106
$343
$226
$117
$326
$209
$117
$459
$241
$218
$458
$299
$159
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Term
Bridge

Detailed Endnotes are included at the end of this presentation.
*EAD return on capital is a non-GAAP measure. See "Non-GAAP Measures" slides in the Endnotes for additional information and reconciliation to GAAP metrics. Capital allocated to mortgage banking platforms is inclusive of risk-based capital.

16

Residential Investor Positioning

REDWOOD TRUST

2023 & TODAY | 2024 & BEYOND

Improved Operating Efficiency

Capital Efficiency (Capital / Loan)



22%
50% Improvement
11%
YE'23
Q3'24

Net Cost to Originate



2.11%
Historical Target Range of 1.00% - 1.50%
58% Improvement
0.88%
FY'23
Q3'24

Increased Distribution Capabilities

$4bn+

of Capacity Through Joint Ventures

CPP Investments | OAKTREE

New Whole Loan Buyers

~$1bn

of investor loans distributed in 2024 through whole loan sales or sales to joint ventures[1]

Growing Total Addressable Market

Single Family and Multifamily Total Addressable Market[2]



$260
$280
$335
Est. 20% Increase
2023
2024E
2025E
Fix & Flip
DSCR
Multifamily

Other Supportive Tailwinds to Growth

- ✓ Continued borrower demand amid higher rates
- ✓ Housing affordability and accessibility remains at an extreme low
- ✓ Rental supply shortage

Detailed Endnotes are included at the end of this presentation.

17

Investment Portfolio

REDWOOD INVESTMENTS

REDWOOD TRUST

During the third quarter, we actively deployed capital into accretive new investments

Q3'24 Quarterly Performance

- Credit fundamentals within our single-family consumer investment portfolio remained strong
- Deployed $157 million of capital into organic and third-party assets, our highest quarterly capital deployment since Q3'22
  - Looking ahead, we will continue to add new organic and third-party investments for our portfolio with target returns in the mid-teens(1)
- Continued to reduce Residential Investor balance sheet exposure through joint venture and whole loan sales
- Portfolio secured recourse leverage remained low at 0.7x relative at 0.6x in Q2'24

Summary of Investment Portfolio at 9/30/24

by Economic Investments(2)

$3.5 of Billion Housing Credit Investments



Figures ($mm)
Third-Party $0.8bn (23%)
Residential Investor $2.2bn (63%)
Residential Consumer $0.4bn (14%)
Other Investments, $238(3)
HEI, $300
RPL (SLST) Securities, $268
Single-Family Bridge Loans, $1,032
Multifamily Bridge Loans, $786
SFR (CAFL) Securities, $339
Residential Jumbo (SEMT), $437
MSR/Risk-Share, $51
Organically Created (77%)

by Capital



$1.1bn
MSR/Risk-Share 3%
Residential Jumbo (SEMT) 13%
SFR (CAFL) Securities 5%
Multifamily Bridge Loans 18%
Single-Family Bridge Loans 20%
RPL (SLST) Securities 10%
HEI 17%
Other Investments(3) 14%

Detailed Endnotes are included at the end of this presentation.
Note: Numbers may not foot due to rounding.

18

19Detailed Endnotes are included at the end of this presentation. Investment Portfolio - Underlying Asset Strength Our credit portfolio is supported by strong underlying fundamentals that could contribute to further upside in book value and recovery of portfolio discount over time Underlying Loan Seasoning (Years)(1) HPA Adjusted LTVs(2) Delinquencies (% 90+ DQ)(3) Strong Investment Portfolio Characteristics & Fundamentals SLST (RPL) SEMT (Jumbo) CAFL (Investor Term) Bridge Loans - - - Represents LTV at Origination SLST (RPL) SEMT (Jumbo) CAFL (Investor Term) Bridge Loans Seasoned assets have lower sensitivity to changes in interest rates and market conditions LTVs on our residential consumer securities have continued to steadily decline driven by strong house price appreciation Credit has continued to strengthen for our SLST and SEMT securities; delinquencies modestly higher in older vintage bridge loans 8.1 0.2 4.5 4.6 7.3 0.2 4.8 5.6 6.9 0.2 5.7 6.8 Q1'24 Q2'24 Q3'24 17.8 3.3 3.7 1.8 43% 41% 30% 80% 2019 2020 2021 2022 2023 2024 SEMT SLST

20 Detailed Endnotes are included at the end of this presentation. Note: Composition percentages are based on unpaid principal balance. Numbers may not foot due to rounding. Investment Portfolio – Residential Investor Bridge Loans Bridge Portfolio Characteristics at 9/30/24(1) Coupon Range Loan Geography (Top 10) Vintage (Origination Year) Evolution of Bridge Portfolio(2) • Since the end of 2022, we have strategically increased focus on single-family Renovate/BFR and SAB production • Since Q4’22, 90% of total funded volume has been backed by single-family real estate We maintain a diversified portfolio of organically created bridge loans 5-7% 7-9% 9-11% 11-13% 13%+ Maturity by Quarter ($mm) $307 $427 $472 $382 $145 $117 $65 $39 $8 $27 2019 0% 2020 1% 2021 18% 1H'22 26% 2H'22 15% 2023 18% 2024 22%15% TX 13% GA 11% IL 9% FL 9% CA 6% NJ 4% LA 4% AL 3% OH 3% TN 51% 11% 37% 37% 57% 46% 8% 31% 16% 4% 1% <1% Q3'22 Cumulative Fundings Since Q4'22 Q3'24 Multifamily Renovate / Build for Rent SAB Other <1% 27% 51% 22% <1%

21Detailed Endnotes are included at the end of this presentation. RWT Horizons® We added one new RWT Horizons investment (a payments / transactions company) in Q3’24 RWT Horizons by the Numbers RWT Horizons Opportunity Thesis Enhance efficiency and scale in Redwood businesses Early-stage companies with opportunity for valuation upside Partnerships drive growth and technological enhancements Alignment with Redwood’s mission, values and goals Q3’24 Portfolio Composition of Investment Commitments $30mm+ 1 New Investment in Q3’24 37 Active Investments 28 Active Portfolio Companies Blockchain/Web3 16% Alternative Financing Solutions 16% Real Estate Technology 14% Artificial Intelligence 12% Marketing/Lead Gen 9% Payments/Transactions 8% Other 25%

22 Financial Results

23 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

24 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

25 Detailed Endnotes are included at the end of this presentation Note: Numbers may not foot due to rounding. .

26 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

27Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

28 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding. Recourse Debt Scheduled Maturities ($ in millions)

29 Endnotes

Non-GAAP Measures

REDWOOD TRUST

Earnings Available for Distribution ("EAD") and EAD Return on Common Equity ("EAD ROE")

EAD and EAD ROE are non-GAAP measures derived from GAAP Net income (loss) available (related) to common stockholders and GAAP return on common equity ("GAAP ROE"), respectively. EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. EAD ROE is defined as EAD divided by average common equity. We believe EAD and EAD ROE provide supplemental information to assist management and investors in analyzing the Company's results of operations and help facilitate comparisons to industry peers. Management also believes that EAD and EAD ROE are metrics that can supplement its analysis of the Company's ability to pay dividends, by providing an indication of the current income generating capacity of the Company's business operations as of the quarter being presented. EAD and EAD ROE should not be utilized in isolation, nor should they be considered as an alternative to GAAP net income (loss) available (related) to common shares, GAAP ROE or other measurements of results of operations computed in accordance with GAAP or for federal income tax purposes.

	Three Months Ended	
($ in millions, except per share data)	9/30/2024	6/30/2024
GAAP net income available to common shares	**$13.1**	**$13.8**
Adjustments:		
Investment fair value changes, net[1]	$12.2	$(1.1)
Realized (gains)/losses, net[2]	(0.2)	—
Acquisition related expenses[3]	2.2	2.2
Tax effect of adjustments[4]	(2.1)	3.7
Earnings Available for Distribution (non-GAAP)	**$25.2**	**$18.6**
Earnings per basic common share (GAAP)	$0.09	$0.10
EAD per basic common share (non-GAAP)	$0.18	$0.13
GAAP Return on common equity (annualized)	4.5%	4.8%
EAD Return on common equity (non-GAAP, annualized)[5]	8.7%	6.5%

Footnotes:

1. Investment fair value changes, net includes all amounts within that same line item on our consolidated statements of income, which primarily represents both realized and unrealized gains and losses on our investments (excluding HEI) and associated hedges.
2. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of income.
3. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend, CoreVest and 5 Arches acquisitions.
4. Tax effect of adjustments represent the hypothetical income taxes associated with all adjustments used to calculate EAD.
5. EAD ROE is calculated by dividing EAD by average common equity for each respective period.

30

Non-GAAP Measures

REDWOOD TRUST

Earnings Available for Distribution ("EAD") and EAD Return on Common Equity ("EAD ROE")

EAD and EAD ROE are non-GAAP measures derived from GAAP Net income (loss) available (related) to common stockholders and GAAP return on common equity ("GAAP ROE"), respectively. EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. EAD ROE is defined as EAD divided by average common equity. We believe EAD and EAD ROE provide supplemental information to assist management and investors in analyzing the Company's results of operations and help facilitate comparisons to industry peers. Management also believes that EAD and EAD ROE are metrics that can supplement its analysis of the Company's ability to pay dividends, by providing an indication of the current income generating capacity of the Company's business operations as of the quarter being presented. EAD and EAD ROE should not be utilized in isolation, nor should they be considered as an alternative to GAAP net income (loss) available (related) to common shares, GAAP ROE or other measurements of results of operations computed in accordance with GAAP or for federal income tax purposes.

	Nine Months Ended	
($ in millions, except per share data)	9/30/2024	9/30/2023
GAAP net income (loss) available (related) to common shares	**$55.4**	**$(28.2)**
Adjustments:		
Investment fair value changes, net[1]	$(10.7)	$59.6
Realized (gains)/losses, net[2]	(0.6)	(1.1)
Acquisition related expenses[3]	7.2	9.3
Organizational restructuring charges[4]	2.8	1.6
Tax effect of adjustments[5]	0.8	(0.5)
Earnings Available for Distribution (non-GAAP)	**$54.8**	**$40.7**
Earnings (loss) per basic common share (GAAP)	$0.40	$(0.27)
EAD per basic common share (non-GAAP)	$0.39	$0.33
GAAP Return on common equity (annualized)	6.4%	(3.5)%
EAD Return on common equity (non-GAAP, annualized)[6]	6.4%	5.1%

Footnotes:

1. Investment fair value changes, net includes all amounts within that same line item on our consolidated statements of income, which primarily represents both realized and unrealized gains and losses on our investments (excluding HEI) and associated hedges. As noted above, realized and unrealized gains and losses on our HEI are reflected in a line item on our consolidated income statements titled "HEI income, net".
2. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of income.
3. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend, CoreVest and 5 Arches acquisitions.
4. Organizational restructuring charges for the nine-month periods of 2024 and 2023 represent costs associated with employee severance and transition expenses.
5. Tax effect of adjustments represent the hypothetical income taxes associated with all adjustments used to calculate EAD.
6. EAD ROE is calculated by dividing EAD by average common equity for each respective period.

31

32 EAD Net Contribution and EAD Net Contribution Return on Capital (“ROC”) EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures derived from GAAP Net Contribution and GAAP Return on Capital, respectively. EAD Net Contribution presents a measure of the profitability of our business operations and is defined as: GAAP Net Contribution adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. Each of these adjustments to arrive at EAD Net Contribution are the same adjustments used to calculate EAD, as applicable to each segment for which it is being calculated. EAD Net Contribution Return on Capital presents a measure of profitability relative to the amount of capital utilized in the operations of each segment during a period and is calculated by dividing annualized non-GAAP EAD Net Contribution by the average capital utilized by the segment during the period. Management utilizes these measures internally in analyzing each of the Company’s business segments’ contribution to EAD. See prior slide for a further description of how management utilizes EAD and why EAD may assist investors, as well as limitations related to using EAD-based metrics. We caution that EAD Net Contribution and EAD Net Contribution Return on Capital should not be utilized in isolation, nor should they be considered as alternatives to GAAP Net Contribution, GAAP Return on Capital or other measurements of results of operations computed in accordance with GAAP. The following table presents a reconciliation of GAAP net contribution from our segments, reconciled to EAD Net Contribution, and the associated GAAP return on capital and non-GAAP EAD Net Contribution Return on Capital. (1) See footnotes to table on prior page for a full description of these adjustments. Note: Numbers may not foot due to rounding. Non-GAAP Measures

33 EAD Net Contribution and EAD Net Contribution Return on Capital (“ROC”) EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures derived from GAAP Net Contribution and GAAP Return on Capital, respectively. EAD Net Contribution presents a measure of the profitability of our business operations and is defined as: GAAP Net Contribution adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. Each of these adjustments to arrive at EAD Net Contribution are the same adjustments used to calculate EAD, as applicable to each segment for which it is being calculated. EAD Net Contribution Return on Capital presents a measure of profitability relative to the amount of capital utilized in the operations of each segment during a period and is calculated by dividing annualized non-GAAP EAD Net Contribution by the average capital utilized by the segment during the period. Management utilizes these measures internally in analyzing each of the Company’s business segments’ contribution to EAD. See prior slide for a further description of how management utilizes EAD and why EAD may assist investors, as well as limitations related to using EAD-based metrics. We caution that EAD Net Contribution and EAD Net Contribution Return on Capital should not be utilized in isolation, nor should they be considered as alternatives to GAAP Net Contribution, GAAP Return on Capital or other measurements of results of operations computed in accordance with GAAP. The following table presents a reconciliation of GAAP net contribution from our segments, reconciled to EAD Net Contribution, and the associated GAAP return on capital and non-GAAP EAD Net Contribution Return on Capital. (1) See footnotes to table on prior page for a full description of these adjustments. Note: Numbers may not foot due to rounding. Non-GAAP Measures

34 Slide 3 (Market Outlook Promotes Our Value Proposition) Source: Company financial data as of September 30, 2024 unless otherwise noted. Slide 4 (Redwood is a Full Spectrum Residential Housing Finance Platform) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Target returns represents management’s estimates and actual results may differ materially. Slide 5 (Third Quarter 2024 Financial Performance) Source: Company financial data as of September 30, 2024 unless otherwise noted. Market data per Bloomberg as of September 30, 2024. 1. Earnings Available for Distribution (“EAD”) is a non-GAAP measure. See slide in the Endnotes section of this presentation for additional information and reconciliation to GAAP net income. 2. Total economic return is based on the periodic change in GAAP book value per common share plus dividends declared per common share during the period, divided by beginning period GAAP book value per common share. 3. Indicative dividend yield based on RWT closing stock price of $7.73 on September 30, 2024. 4. Allocated capital includes working capital and platform premium for mortgage banking operations and all investments net of associated debt for investment portfolio. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of allocated capital is included in the Financial Results section of this presentation. Single-Family Investment Portfolio capital allocation includes all capital allocated to the Investment Portfolio, including nominal amount of capital allocated to Freddie K-Series and CAFL securities with multifamily collateral, and excludes capital allocated to Multifamily Bridge, which is depicted as its own sub-category on this chart. 5. EAD ROE is a non-GAAP metric. Please refer to Non-GAAP Measures in the Endnotes section of this presentation for additional information. 6. Recourse leverage ratio is defined as recourse debt at Redwood divided by tangible stockholders' equity. Recourse debt excludes $14.3 billion of consolidated securitization debt (ABS issued and servicer advance financing), other liabilities and other debt that is non-recourse to Redwood, and tangible stockholders' equity excludes $44.6 million of goodwill and intangible assets. Slide 6 (Third Quarter 2024 Business Performance) Source: Company financial data as of September 30, 2024 unless otherwise noted. References to “QoQ” are comparisons of the quarterly performances between Q2’24 and Q3’24. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Includes Q4’24 activity through October 29, 2024. 3. Includes securitizations and sales that have priced but not yet closed as of October 29, 2024. Slide 7 (Year-to-Date Financial and Operating Performance) Source: Company financial data as of September 30, 2024 unless otherwise noted. YTD represents performance from January 1 through September 30 for the years presented. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. Slide 8 (Ongoing Balance Sheet Management…) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Includes Q4’24 activity through October 29, 2024 and pro forma for October re- opening of 7.75% convertible notes due 2027. Slide 9 (…has Resulted in Accretive Capital Deployment) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Target returns represents management’s estimates and actual results may differ materially. Slide 10 (Realizing Embedded Value Within Our Investment Portfolio) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Represents management’s estimates of potential book value per share upside on securities acquired prior to 2023 in our investment portfolio due to the net discount to par value, net of portfolio hedges. There are several factors that may impact our ability to realize all, or a portion, of this amount which may be outside our control, including credit performance and prepayment speeds. Actual realized book value returns may differ materially. 2. Represents the market value of subordinate securities at September 30, 2024 divided by the outstanding principal balance at September 30, 2024 as a dollar price per $100 par value. Endnotes

35 Slide 11 (Refinance Activity to Grow Should Rates Decline) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Bloomberg; Morgan Stanley Research. Note MBS coupon per 30-year mortgage rate per Freddie Mac. 2. Represents management’s estimates and actual results may differ materially. 3. Refinance activity calculated as a percentage of total flow lock volume for the periods presented. Slide 12 (Growing Need for Alternative Non-Agency Products) 1. Sources: National Association of Realtors, Bloomberg, Piper Sandler 2. Source: J.P. Morgan Research, census. Note: Homeowner household estimation uses the Census homeownership rate. A household consists of all the people who occupy a housing unit. Chart shows net household formations, homeowner household formations and housing completions (mm, net vs. 2015). 3. Source: Federal Reserve through September 2024. 4. Source: Bureau of Labor as of September 2024. Slide 14 (Residential Consumer Mortgage Banking) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Based on flow lock volume for the periods presented. 3. Includes Q4’24 activity through October 29, 2024. Includes securitizations that have priced but not yet closed as of October 29, 2024. Slide 15 (Residential Consumer Positioning) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Source: JP Morgan Research, CoreLogic, Bank Filings and S&P. 2. Source: Inside Mortgage Finance Jumbo Origination Data as of June 30, 2024. 3. Days on Balance sheet calculated based on the weighted average days between a loan purchase date and the sale date (through either a securitization or whole loan sale). 4. Market share data based off of Inside Mortgage Finance reported jumbo volumes for the periods presented. Q3’24 estimated market share represents management’s estimates and actual results may differ materially. Slide 16 (Residential Investor Mortgage Banking) Source: Company financial data as of September 30, 2024 unless otherwise noted. References to “QoQ” are comparisons of the quarterly performances between Q2’24 and Q3’24. 1. Includes Q4’24 activity through October 29, 2024. 2. Composition percentages are based on unpaid principal balance. Slide 17 (Residential Investor Positioning) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Includes Q4’24 activity through October 29, 2024. Includes sales that have priced but not yet closed as of October 29, 2024. 2. Fix & Flip Volume based on Fannie Mae Single Family Total Home Sales and Attom Data Fix & Flip Percentage. DSCR/Term based on the same for the rest of the investor owned %. Multifamily based on MBA MF origination and adjusted for FNMA estimate of originations by other lenders. Analysis uses Wells Fargo Research and actual result may vary materially. Slide 18 (Investment Portfolio) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Target returns represents management’s estimates and actual results may differ materially. 2. Figures reflect our investments held in our Investment Portfolio on balance sheet and our economic interests in securities we own in securitizations we consolidate in accordance with GAAP (and excludes the assets within these consolidated securitizations that appear on our balance sheet) as of September 30, 2024. 3. $238 million of “Other Investments” includes $34 million net investment of multifamily securities, $112 million of third-party securities, and $92 million of other investments. Slide 19 (Investment Portfolio – Underlying Asset Strength) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Averages are calculated using a weighted average. 2. Source: Bloomberg (HPI LTV (Amort) %), Home Price Indexed Amortized Loan to Value. 3. Bridge loan delinquency rate calculations were updated in Q2'24 to include full UPB values for loans in JVs (prior period presented was conformed to updated calculation methodology). Calculation excludes third-party originated bridge loans. Slide 20 (Investment Portfolio – Residential Investor Bridge Loans) Source: Company financial data as of September 30, 2024 unless otherwise noted. 1. Bridge loan composition was updated in Q2'24 to include full UPB values for loans in JVs (prior period presented was conformed to updated calculation methodology). Calculation excludes third-party originated bridge loans. 2. Excludes real estate owned. Slide 21 (RWT Horizons) Source: Company financial data as of September 30, 2024 unless otherwise noted. Endnotes

36 Slide 23 (Appendix: Income Statement) 1. Net interest expense from “Corporate (unsecured debt)” consists primarily of interest expense on corporate unsecured debt. Slide 25 (Appendix: Capital Allocation Summary) 1. Amounts of assets in our Investment Portfolio, as presented in this table, represent our economic interests (including our economic interests in consolidated VIEs) and do not present the assets within VIEs that we consolidate under GAAP (except for our CAFL Bridge VIEs and SLST resecuritization). See our GAAP Balance Sheet and Reconciliation to Non-GAAP Economic Balance Sheet in the Supplemental Financial Tables available on our website for additional information on consolidated VIEs. 2. Consistent with our presentation of assets within this table, non-recourse debt presented within this table excludes ABS issued from certain securitizations consolidated on our balance sheet, including Residential Jumbo (SEMT), BPL Term (CAFL), Freddie Mac SLST and K-Series, and HEI, as well as non-recourse debt used to finance certain servicing investments. 3. Capital allocated to mortgage banking operations represents the working capital we have allocated to manage our loan inventory at each of our operating businesses. This amount generally includes our net capital in loans held on balance sheet (net of financing), capital to acquire loans in our pipeline, net capital utilized for hedges, and risk capital. 4. Corporate capital includes, among other things, capital allocated to RWT Horizons and other strategic investments as well as available capital. Endnotes Slide 26 (Appendix: Mortgage Banking Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures. Please refer to Non-GAAP Measures within the Endnotes section of this presentation for additional information on these measures. 2. Capital utilized for Residential Investor Mortgage Banking operations does not include $45 million of platform premium. Slide 27 (Appendix: Investment Portfolio Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Capital are non-GAAP measures. Please refer to Non-GAAP Measures within the Endnotes section of this presentation for more information on these measures. 2. Recourse leverage ratio is calculated as Secured recourse debt balances divided by Capital invested, as presented within this table. Slide 28 (Appendix: Recourse Debt Balances) 1. Non-marginable debt and marginable debt refers to whether such debt is subject to margin calls based solely on the lender’s determination in its discretion of the market value of underlying collateral that is non-delinquent. Non-marginable debt may be subject to a margin call due to delinquency or another credit event related to the mortgage or security being financed, a decline in the value of the underlying asset securing the collateral, an extended dwell time (i.e., period of time financed using a particular financing facility) for certain types of loans, or a change in the interest rate of a specified reference security relative to a base interest rate amount, among other reasons. 2. Average borrowing cost represents the weighted average contractual cost of recourse debt outstanding at the end of each period presented and does not include deferred issuance costs or debt discounts. 3. Includes certificated mortgage servicing rights.

Glossary of Terms

REDWOOD TRUST

Term	Definition
ARM	Adjustable-Rate Mortgage
BFR	Build for rent
bps	Basis points
CAFL®	CoreVest securitization program
CES	Closed end second liens
DQ	Delinquency
DSCR	Debt Service Coverage Ratio
EAD	Earnings available for distribution*
EPS	Earnings per share
FY	Full year
HEI	Home equity investment
HPA	Home price appreciation
IMB	Independent mortgage banker
JV	Joint venture
LTC	Loan to cost

Term	Definition
MB	Mortgage banking
MSR	Mortgage servicing rights
Non-QM	Non-qualified mortgage
QM	Qualified mortgage
QoQ	Quarter over quarter
RMBS	Residential mortgage backed security
RPL	Reperforming loans
SAB	Single asset bridge
SEMT®	Residential Consumer (Sequoia) securitization program
SFR	Single-family rental
SMA	Separately managed accounts
TAM	Total addressable market
UPB	Unpaid principal balance
WA	Weighted average
YoY	Year over year

*Earnings Available for Distribution ("EAD") is a non-GAAP measure- See "Non-GAAP Measures" slides in the Endnotes for additional information and reconciliation to GAAP metrics.

37